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                                                                   EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3, of our report dated January 21, 1997, on our audit of the consolidated financial statements of Independent Bank Corp., and to all references to our Firm included in this registration statement.


                                                      ARTHUR ANDERSEN LLP


Boston, Massachusetts
April 25, 1997